                                   EXHIBIT 32

                               CCFNB BANCORP, INC.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this Quarterly Report of CCFNB Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lance O. Diehl, Chief Executive Officer of the Company, and I, Virginia D. Kocher, the Principal Financial Officer of the Company, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

          1. this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in this report fairly represents, in all material respects, the financial condition and result of operations of the Company.

Date: November 13, 2007


                                        /s/ Lance O. Diehl
                                        ----------------------------------------
                                        Lance O. Diehl
                                        Chief Executive Officer

Date: November 13, 2007


                                        /s/ Virginia D. Kocher
                                        ----------------------------------------
                                        Virginia D. Kocher
                                        Principal Financial Officer


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